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                            CONFIDENTIAL TREATMENT                  EXHIBIT 10.7

                       FOURTH AMENDMENT TO IRU AGREEMENT

       This Amendment to IRU Agreement ("Amendment") is made and entered into as of the 5th day of February, 1999, by and between Qwest Communications Corporation ("Qwest") and GTE Intelligent Networks Services Incorporated ("GTE").

                                    RECITALS

       A. Qwest and GTE previously entered into an IRU Agreement dated as of May 2, 1997, as amended by the First Amendment dated August 13, 1997, the Second Amendment dated May 29, 1998 and the Third Amendment dated November 16, 1998 (the "Agreement").

       B.  Qwest and GTE wish to amend the Agreement to add additional Dark
       Fiber.

                                   AGREEMENT

       In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Qwest and GTE agree as follows:

       1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Agreement.

       2. In accordance with Section 1.01(a) and subject to the provisions of the Agreement, Qwest hereby grants GTE an IRU in twenty four (24) Dark Fibers in a route in Dallas, Texas described as follow: Commencing at 4316 Bryan Street, then proceeding south along N. Peak Street to Live Oak then, proceeding southwest along Live Oak to N. Pearl, continuing northwest to San Jacinto, continuing northeast to Leonard and then continuing southeast to 2323 Bryan; then from 2323 Bryan Street along Bryan to 4316 Bryan Street (the "Dallas Ring Fibers"), as shown on the map attached hereto.

       3. GTE hereby agrees to pay Qwest an IRU Fee of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the Dallas Ring Fibers. [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

       4. Except as modified in this Amendment, all other provisions of the Agreement shall be applicable to the Dallas Ring Fibers.

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                            CONFIDENTIAL TREATMENT

       In Witness Whereof, Qwest and GTE have executed this Amendment effective as of the day first written above.

QWEST COMMUNICATIONS                         GTE INTELLIGENT NETWORK SERVICES
CORPORATION                                  INCORPORATED

By /s/ Tony Brodman                          By /s/ Thomas W. White
   ----------------                             -------------------
Name: Tony Brodman                           Name: Thomas W. White
Title: Vice President-Strategy & Planning    Title: President
Date:  August 25, 1997                       Date:



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